UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2004

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01. Acquisition or Disposition of Assets.

On July 27, 2004, Marchex, Inc., a Delaware corporation (“Marchex”), completed the acquisition of goClick.com, Inc., a Connecticut corporation (“goClick”). In accordance with the terms of the Agreement and Plan of Merger, dated as of July 21, 2004 (the “Agreement and Plan of Merger”), by and among Marchex, Project TPS, Inc, a Delaware corporation, goClick and the sole stockholder of goClick, Project TPS merged with and into goClick and goClick, as the surviving corporation, became a wholly-owned subsidiary of the Marchex. goClick is a provider of marketing technology and services for small merchants.

In consideration for all of the outstanding shares of goClick stock for purposes of the merger, the sole stockholder of goClick received approximately $12.5 million in a combination of cash and equity subject to the escrow provisions set forth in the Agreement and Plan of Merger. The cash portion of the consideration was equal to $8,229,750. The equity portion of the consideration was equal to 433,541 shares of Class B common stock of Marchex, which shares in the aggregate were valued at $4,250,000 for the purposes of the Merger based on the average of the last quoted sale price for Marchex’s Class B common stock on the Nasdaq National Market for the 10 trading days immediately prior to execution of the Agreement and Plan of Merger.

The merger consideration was determined by arms’ length negotiation between the parties. Marchex funded the cash portion of the merger consideration from cash on hand.

Marchex filed a Current Report on Form 8-K on August 10, 2004 to provide the information required by Item 2 as then in effect. The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K filed on August 10, 2004 to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The goClick unaudited financial statements for the six months ended June 30, 2004 and 2003 and audited financial statements for the year ended December 31, 2003 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information for Marchex on a condensed consolidated basis is set forth below.

The presentation of the pro forma financial information below includes: (1) the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004; and (2) the unaudited pro forma condensed consolidated balance sheet as of June 30, 2004.

Unaudited Pro Forma Condensed Consolidated Statements of Operations.

The Marchex unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 give effect to the acquisitions of the Marchex subsidiaries, eFamily.com, Inc. (including its wholly-owned subsidiary, formerly known as ah-ha.com, Inc. and now known as Enhance Interactive, Inc.), TrafficLeader, Inc. (formerly known as Sitewise Marketing, Inc.) (“TrafficLeader”) and goClick, as if the acquisitions had occurred on January 1, 2003.

The Marchex unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 combine: (1) the historical results of operations of goClick for the same period; and (2) Marchex’s previously reported unaudited pro forma condensed consolidated statements of operations as set forth in Marchex’s final prospectus dated March 30, 2004 (the “final prospectus”) and included in the initial registration statement on Form SB-2 filed on March 30, 2004. The presentation of the pro forma condensed consolidated financial statements in the final prospectus combine: (1) Marchex historical results of operations for the period from January 17, 2003 (inception) through December 31, 2003; (2) the predecessor entity (referred to as the “Predecessor” in the notes to the financial statements and in the final prospectus) for the period from January 1 through February 28, 2003; and (3) TrafficLeader for the pre-acquisition period from January 1, 2003 to October 23, 2003.

The Marchex unaudited pro forma condensed consolidated statements of operations for the six month period ended June 30, 2004 combine the historical results of operations of goClick and Marchex and give effect to the acquisition of goClick as if it had occurred on January 1, 2003.

Unaudited Pro Forma Condensed Consolidated Balance Sheet.

The Marchex unaudited pro forma condensed consolidated balance sheet combines the historical balance sheets of goClick and Marchex as of June 30, 2004 and gives effect to the acquisition of goClick as if it had occurred on June 30, 2004.

Unaudited Pro Forma Condensed Consolidated Financial Information.

The presentation of the Marchex unaudited pro forma condensed consolidated financial information is intended for illustrative purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisitions each taken place as of January 1, 2003. The presentation of the information is not necessarily indicative of results that may occur in the future. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A and result in a preliminary allocation of the purchase price based on estimates of the fair value of the assets acquired and liabilities assumed, including pre-acquisition contingencies.

The Marchex unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Marchex historical consolidated financial statements and the notes thereto, included in Marchex’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 and in the Marchex historical and pro forma results for the year ended December 31, 2003 reported in Marchex’s final prospectus and included in the initial registration statement on Form SB-2 filed on March 30, 2004.

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2003

	Marchex (Pro Forma)	goClick (Historical)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$27,351,966	$3,409,855	$(104,426	)(c)	$30,657,395

Expenses:
Service costs (1)	16,396,933	2,235,913	(104,426	)(c)	18,528,420
Sales and marketing (1)	3,200,019	141,559			3,341,578
Product development (1)	1,576,548	37,259			1,613,807
General and administrative (1)	3,321,955	82,350			3,404,305
Acquisition-related retention consideration (2)	283,269	—			283,269
Stock-based compensation (3)	2,659,280	—			2,659,280
Amortization of intangible assets (4)	4,133,308	—	2,053,333	(d)	6,186,641

Total operating expenses	31,571,312	2,497,081	1,948,907		36,017,300

Income (loss) from operations	(4,219,346)	912,774	(2,053,333)		(5,359,905)

Other income (expense):
Interest income	48,066	5,923			53,989
Adjustment to fair value of redemption obligation	25,500	—			25,500
other	1,892	—			1,892

Total other income	75,458	5,923	—		81,381

Income (loss) before provision for income taxes	(4,143,888)	918,697	(2,053,333)		(5,278,524)

Income tax expense (benefit)	(1,263,526)	—	(442,054	)(e)	(1,705,580)

Net income (loss)	(2,880,362)	918,697	(1,611,279)		(3,572,944)

Accretion of redemption value of redeemable convertible preferred stock	1,318,885	—	—		1,318,885

Net Income (loss) applicable to common stockholders	$(4,199,247)	$918,697	$(1,611,279)		$(4,891,829)

Pro forma basic and diluted net loss per share applicable to common stockholders	(0.31)				(0.35)

Shares used to calculate pro forma basic and diluted net loss per share	13,634,131		433,541	(f)	14,067,672

Adjusted pro forma basic and diluted net loss per share applicable to common stockholders	(0.22)				$(0.25)

Shares used to calculate adjusted pro forma basic and diluted net loss per share	19,385,477		433,541	(f)	19,819,018

(1) Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangibles

(2) Components of acquisition-related consideration:
Service costs	33,723		—		33,723
Sales and marketing	96,262		—		96,262
Product development	104,233		—		104,233
General and administrative	49,051		—		49,051

(3) Components of stock-based compensation:
Service costs	16,485		—		16,485
Sales and marketing	447,497		—		447,497
Product development	290,145		—		290,145
General and administrative	1,905,153		—		1,905,153

(4) Components of amortization of intangible assets:
Service costs	2,933,310		1,353,333		4,286,643
Sales and marketing	649,999		250,000		899,999
Product development	—		—		—
General and administrative	549,999		450,000		999,999

See notes to unaudited pro forma condensed consolidated financial statements.

Marchex, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For for the six months ended June 30, 2004

	Marchex (Historical)	goClick (Historical)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$16,467,089	$3,060,236	$(17,037	)(c)	$19,510,288

Expenses:
Service costs (1)	10,523,390	1,931,520	(17,037	)(c)	12,437,873
Sales and marketing (1)	2,040,682	82,667			2,123,349
Product development (1)	1,033,841	17,947			1,051,788
General and administrative (1)	1,541,427	22,736			1,564,163
Acquisition-related retention consideration (2)	255,660				255,660
Facility relocation	230,459				230,459
Stock-based compensation (3)	595,998				595,998
Amortization of intangible assets (4)	2,069,512		476,667	(d)	2,546,179

Total operating expenses	18,290,969	2,054,870	459,630		20,805,469

Income (loss) from operations	(1,823,880)	1,005,366	(476,667)		(1,295,181)

Other income (expense):
Interest income	81,346	5,148			86,494
Interest expense	(1,813)				(1,813)
Adjustment to fair value of redemption obligation	55,250				55,250
other	3,643		—		3,643

Total other income	138,426	5,148	—		143,574

Income (loss) before provision for income taxes	(1,685,454)	1,010,514	(476,667)		(1,151,607)

Income tax expense (benefit)	(200,803)		207,907	(e)	7,104

Net income (loss)	(1,484,651)	1,010,514	(684,574)		(1,158,711)

Accretion of redemption value of redeemable convertible preferred stock	420,430				420,430

Net Income (loss) applicable to common stockholders	$(1,905,081)	$1,010,514	$(684,574)		$(1,579,141)

Pro forma basic and diluted net loss per share applicable to common stockholders	$(0.10)				$(0.08)

Shares used to calculate pro forma basic and diluted net loss per share	18,810,413		433,541	(f)	19,243,954

Adjusted pro forma basic and diluted net loss per share applicable to common stockholders	$(0.09)				$(0.07)

Shares used to calculate adjusted pro forma basic and diluted net loss per share	22,357,172		433,541	(f)	22,790,713

(1) Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangibles

(2) Components of acquisition-related consideration:
Service costs	30,423		—		30,423
Sales and marketing	86,924		—		86,924
Product development	94,083		—		94,083
General and administrative	44,230		—		44,230

(3) Components of stock-based compensation:
Service costs	6,300		—		6,300
Sales and marketing	116,588		—		116,588
Product development	34,577		—		34,577
General and administrative	438,533		—		438,533

(4) Components of amortization of intangible assets:
Service costs	1,469,512		126,667		1,596,179
Sales and marketing	325,000		125,000		450,000
Product development	—		—		—
General and administrative	275,000		225,000		500,000

See notes to unaudited pro forma condensed consolidated financial statements.

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2004

	Marchex, Inc. (Historical)	goClick (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$29,769,037	1,198,955	(8,229,750	)(a)	22,173,199
			(565,043	)(a)
Accounts receivable, net	2,361,195	12,147	(908	)(a)	2,372,434
Other receivables	4,108	—	—		4,108
Prepaid expenses	412,943	—	—		412,943
Income tax receivable	14,642	—	—		14,642
Deferred tax assets	394,221	—	11,794	(a)	406,015
Other current assets	58,366	636	—		59,002

Total current assets	33,014,512	1,211,738	(8,783,907)		25,442,343

Property and equipment, net	1,191,913	26,500			1,218,413
Other assets	152,037	—	(88,000	)(a)	64,037
Goodwill	17,279,035	—	9,653,662	(a)	26,932,697
Other intangible assets, net	4,632,279	—	3,260,000	(a)	7,892,279

	23,255,264	26,500	12,825,662		36,107,426
Total assets	$56,269,776	1,238,238	4,041,755		61,549,769

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$2,871,864	249,350	(908	)(a)	3,120,306
Accrued payroll and benefits	232,006	4,049			236,055
Accrued expenses and other current liabilities	672,647	75,196	268,000	(a)	986,940
			(28,903	)(a)
Accrued facility relocation	121,071	—			121,071
Deferred revenue	1,055,586	572,892			1,628,478
Earn-out liability payable	258,328	—			258,328

Total current liabilities	5,211,502	901,487	238,189		6,351,178

Deferred tax liabilities	1,068,559	—	—		1,068,559
Deferred revenue	35,897	—			35,897
Accrued facility relocation	45,199				45,199
Other non-current liabilities	39,849	—	—		39,849

Total liabilities	6,401,006	901,487	238,189		7,540,682

Stockholders’ equity:
Common stock		1,000	(1,000	)(b)	—
Class A common stock	122,500	—			122,500
Class B common stock - restricted	129,417	—	4,335	(a)	133,752
Additional paid-in capital	55,946,513	—	4,135,982	(a)	60,082,495
Deferred stock-based compensation	(936,342)	—			(936,342)
Accumulated deficit	(5,393,318)	335,751	(335,751	)(a)(b)	(5,393,318)

Total stockholders’ equity	49,868,770	336,751	3,803,566		54,009,087

Total liabilities and stockholders’ equity	$56,269,776	$1,238,238	$4,041,755		$61,549,769

See notes to unaudited pro forma condensed consolidated financial statements.

MARCHEX, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(1)	Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to Marchex’s acquisition of goClick as if it had occurred on January 1, 2003.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the period ending December 31, 2003 are based on the historical results of operations of goClick and Marchex’s Unaudited Pro Forma Condensed Consolidated Statements of Operations as previously reported in the final prospectus dated March 30, 2004 that combined the historical results of operations of Marchex for the period from January 17, 2003 (inception) through December 31, 2003, the predecessor entity (referred to herein as the “Predecessor”) for the period from January 1 through February 28, 2003 and TrafficLeader for the pre-acquisition period from January 1, 2003 to October 23, 2003.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six month period ended June 30, 2004 are based on the historical results of operations of Marchex and of goClick and give effect to Marchex’s acquisition of goClick as if it had occurred on January 1, 2003.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on the combined historical balance sheets of Marchex and goClick as of June 30, 2004 and gives effect to Marchex’s acquisition of goClick as if it had occurred on June 30, 2004.

(2)	Pro Forma Adjustments

The following adjustments were applied to the historical financial statements of Marchex and goClick to arrive at the unaudited pro forma condensed consolidated financial information:

(a)	The purchase price adjustments reflect cash and direct acquisition costs of approximately $8,585,750 to acquire goClick. Additionally, Marchex issued 433,541 shares of Class B common stock. The value assigned to the stock portion of the purchase price was $9.55 per share (based on the average closing price of Marchex’s Class B common stock for the five days beginning two days prior to and ending two days after July 29, 2004 (the announcement date of the acquisition)) for accounting purposes.

For purposes of the pro forma financial information, a summary of the purchase price consideration for the acquisition is as follows:

Cash	$8,229,750
Stock issued	4,140,317
Direct acquisition costs ($88,000 incurred prior to closing, and $268,000 accrued at closing)	356,000

Total	$12,726,067

The following represents the allocation of the purchase price to the acquired assets of goClick. The allocation is based upon the estimated fair value of goClick’s assets and liabilities as of June 30, 2004.

Cash acquired	$633,912
Other current assets	23,669
Property and equipment	26,500
Goodwill	9,653,662
Identifiable intangible assets	3,260,000
Liabilities assumed	(871,676)

Total	$12,726,067

The net assets of $336,751, recorded on the goClick historical financial statements at June 30, 2004 were primarily adjusted for the net cash settlement of $565,043, the reduction in accrued expenses of $28,903 related to an incentive program and the recognition of deferred tax assets of $11,794. The cash settlement adjustment was derived from the excess of cash and cash equivalents over total liabilities at the closing date, July 27, 2004.

Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets. The unaudited pro forma condensed consolidated statements of operations do not reflect the amortization of goodwill acquired consistent with the guidance in the Financial Accounting Standards Board (FASB), Statement No. 142, Goodwill and Other Intangible Assets.

(b)	Represents the elimination of the historical shareholders’ equity accounts of goClick.

(c)	Represents the elimination of intercompany revenues and service costs between goClick and Marchex.

(d)	Represents the amortization of identifiable intangible assets associated with Marchex’s acquisition of goClick, which are amortized over their useful lives ranging from 12 to 36 months. Amortization totals $2.1 million in the first twelve month and $2.5 million in the first eighteen months following the acquisition. Estimated amortization relating to intangible assets acquired as part of the acquisition of goClick for the next five years is $883,000 for the remaining six months in 2004, $1.6 million in 2005, $652,000 in 2006, and $144,000 in 2007.

(e)	Represents pro-forma income tax expense as though goClick was taxed as a C-corporation for the periods presented using the federal and state statutory tax rates. Prior to Marchex’s acquisition, goClick was an S-corporation, in which case shareholders were taxed on their portion of goClick’s taxable income.

(f)	The following is a reconciliation of shares used to compute historical basic and diluted net loss per share to historical pro forma basic and diluted net loss per share and to shares used to compute adjusted pro forma basic and diluted net loss per share for the combined twelve month period ended December 31, 2003 and the combined six month period ended June 30, 2004. Potentially dilutive securities were not included in the computations because their effects would be anti-dilutive.

	Year ended December 31, 2003
	Pro Forma basic and diluted	Adjusted Pro Forma basic and diluted
Shares used to calculate Marchex Pro Forma net loss per share (as previously reported in Marchex’s final prospectus dated March 30, 2004)	13,634,131	19,385,477
Weighted average shares assuming conversion of Series A redeemable convertible	—	—
Pro forma shares issued in goClick acquisition	433,541	433,541

Shares used to calculate adjusted pro forma basic and diluted net loss per share	14,067,672	19,819,018

	Six months ended June 30, 2004
	Pro Forma basic and diluted	Adjusted Pro Forma basic and diluted
Shares used to calculate Marchex net loss per share	18,810,413	18,810,413
Weighted average shares assuming conversion of Series A redeemable convertible	—	3,546,759
Pro forma shares issued in goClick acquisition	433,541	433,541

Shares used to calculate adjusted pro forma basic and diluted net loss per share	19,243,954	22,790,713

The adjusted pro forma shares used to calculate net loss per share is calculated above as if the Series A redeemable convertible preferred stock had converted into shares of common stock at the original issuance date.

c)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of July 21, 2004, by and among Marchex, Inc., Project TPS, Inc., goClick.com, Inc., and the sole stockholder of goClick.com, Inc.

23.1	Independent auditors’ consent.

99.1*	Press release, dated July 29, 2004.

99.2	goClick.com, Inc. unaudited condensed financial statements as of June 30, 2004, and for the six months ended June 30, 2003 and 2004 and audited financial statements as of and for the year ended December 31, 2003.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2004	MARCHEX, INC.

	By:	/s/ Michael A. Arends
	Name:	Michael A. Arends
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 21, 2004, by and among Marchex, Inc., Project TPS, Inc., goClick.com, Inc., and the sole stockholder of goClick.com, Inc.

23.1	Independent auditors’ consent.

99.1*	Press Release, dated July 29, 2004.

99.2	goClick.com, Inc. unaudited condensed financial statements as of June 30, 2004, and for the six months ended June 30, 2003 and 2004 and audited financial statements as of and for the year ended December 31, 2003.

*	Previously filed.